UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 7, 2020

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 7, 2020, Monaker Group, Inc. (the “Company”, “we” and “us”), borrowed an additional $250,000 from the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and the Chairman of the Board of Directors of the Company (the “Monaco Trust”), under the terms of an Amended and Restated Promissory Note. The Amended and Restated Promissory Note in the amount of up to $2,700,000, was entered into with the Monaco Trust on December 9, 2019 (as amended to date, the “Revolving Monaco Trust Note”). The Revolving Monaco Trust Note is described in greater detail in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 9, 2019. The Revolving Monaco Trust Note was amended on January 29, 2020, to extend the maturity date to April 1, 2020 and was amended again on March 27, 2020, to extend the maturity date to December 1, 2020, each as previously disclosed.

The amount owed pursuant to the Revolving Monaco Trust Note accrues interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and is due and payable on December 1, 2020, provided that the note may be prepaid at any time without penalty. The Revolving Monaco Trust Note contains standard and customary events of default.

As of the date of this report, the Revolving Monaco Trust Note has a balance of $2,175,000 (including $250,000 borrowed on July 7, 2020) and the amount remaining under the note of $525,000, can be accessed by the Company on a revolving basis, at any time, prior to the maturity date of the note, with the approval of the Monaco Trust.

The foregoing description of the Revolving Monaco Trust Note is not complete and is qualified in its entirety by reference to the full text thereof, as amended, incorporated by reference as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, which is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	$2,700,000 Amended and Restated Promissory Note dated December 9, 2019, entered into by Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 9, 2019, and incorporated herein by reference)(File No. 001-38402)
10.2	First Amendment to Amended and Restated Promissory Note dated January 29, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.2 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on January 31, 2020, and incorporated herein by reference)(File No. 001-38402)
10.3	Second Amendment to Amended and Restated Promissory Note dated March 27, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.3 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on March 30, 2020, and incorporated herein by reference)(File No. 001-38402)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: July 8, 2020	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	$2,700,000 Amended and Restated Promissory Note dated December 9, 2019, entered into by Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 9, 2019, and incorporated herein by reference)(File No. 001-38402)
10.2	First Amendment to Amended and Restated Promissory Note dated January 29, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.2 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on January 31, 2020, and incorporated herein by reference)(File No. 001-38402)
10.3	Second Amendment to Amended and Restated Promissory Note dated March 27, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.3 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on March 30, 2020, and incorporated herein by reference)(File No. 001-38402)